FIRST EAGLE VARIABLE FUNDS

First Eagle Overseas Variable Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 747-7008

SUPPLEMENT DATED JULY 20, 2015
TO PROSPECTUS DATED APRIL 30, 2015

On July 20, 2015, First Eagle Investment Management, LLC (the “Adviser”), the investment adviser to the First Eagle Variable Funds, announced a definitive agreement under which a majority investment in the Adviser would be made by private equity funds managed by The Blackstone Group, LP and Corsair Capital LLC as well as clients of the two firms. The investment is being made through the Adviser’s holding company, Arnhold and S. Bleichroeder Holdings, Inc.

The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary fund and client consents and customary regulatory approvals.

As required under the Investment Company Act of 1940, consummation of the transaction will be deemed an “assignment” of the investment management agreement between the First Eagle Variable Funds and the Adviser, which will result in automatic termination of the agreement. It is anticipated that the Board of Trustees of the First Eagle Variable Funds (the “Board”) will consider a new investment management agreement with the Adviser for the First Eagle Variable Funds. If approved by the Board, the new agreement will be presented to the First Eagle Overseas Variable Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the First Eagle Overseas Variable Fund or in the First Eagle Overseas Variable Fund’s investment objectives or policies.

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The information in this Supplement modifies the First Eagle Variable Funds’ Prospectus dated April 30, 2015. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Prospectus entitled “Fund Management”.